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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the year ended December 31, 1999 into the Company's previously filed Registration Statements on Form S-8 (File No. 333-74173, File No. 333-74175 and File No. 333-86075) and Registration Statement on Form S-3 (File No. 333-90989).



                                                       /s/ Arthur Andersen LLP



Boston, Massachusetts
March 22, 2000